                             Hartford Mutual Funds
                           PROSPECTUS -- MAY 1, 1997


The Hartford Mutual Funds is a family of funds comprised of twelve separate diversified open-end management investment companies (each a "Fund" and together the "Funds"). The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (collectively, the "The Hartford Life Insurance Companies"). The Funds, which have different investment objectives and policies, are described below.


--------------------------------------------------------------------------------
                                  STOCK FUNDS

FUND NAME                                     GOAL
-------------------------------  ------------------------------
Capital Appreciation             Growth of capital
Dividend and Growth              High level of income, growth
                                 of capital
Index                            To track general stock market
                                 performance
International Opportunities      Growth of capital
Small Company                    Growth of capital
Stock                            Growth of capital, income is
                                 secondary

FUND NAME                                                   INVESTMENT STYLE

-------------------------------  ----------------------------------------------------------------------

Capital Appreciation             Equity: Invests in  small, medium, and  large companies; portfolio  is comprised  primarily  of a  blend of  growth and  value stocks  and is broadly diversified across industries.

Dividend and Growth              Equity: Invests  primarily in  large, well-known  U.S. companies  that have historically paid above average dividends and have the ability to sustain  and  potentially  increase  dividends;  portfolio  is broadly diversified across industries.

Index                            Equity: Seeks investment results which approximate the price and yield

                                 performance  of  publicly-traded  common  stocks  in  the   aggregate;

                                 attempts  to  approximate  the capital  performance  and  the dividend income of the Standard & Poor's 500 Composite Stock Index.

International Opportunities      International Equity: Invests  primarily in  large, high-quality  non-

                                 U.S.  companies in  established markets,  and on  a limited  basis, in

                                 smaller  companies  and   emerging  markets;   portfolio  is   broadly

                                 diversified across industries and countries.

Small Company                    Equity:   Invests  primarily  in  stocks   of  companies  with  market

                                 capitalizations  of  less  than  $2  billion;  portfolio  is   broadly

                                 diversified across industries.

Stock                            Equity:  Invests  primarily  in large,  high  quality  U.S. companies;

                                 portfolio is broadly diversified across industries which are  expected to grow faster than the overall economy.


--------------------------------------------------------------------------------
                             ASSET ALLOCATION FUNDS

FUND NAME                                     GOAL
-------------------------------  ------------------------------
Advisers                         Long-term total return
International Advisers           Long-term total return

FUND NAME                                                   INVESTMENT STYLE

-------------------------------  ----------------------------------------------------------------------

Advisers                         Asset  Allocation: Invests in a mix  of stocks, bonds and money market instruments; portfolio assets are allocated gradually among the  asset classes  based upon  the portfolio manager's  view of  the economy and valuation of the market sectors; short-term market timing is not used.

International Advisers           International Asset Allocation: Invests in a mix of stocks, bonds  and money  market instruments;  portfolio assets are  diversified among at least five  countries  and are  allocated  gradually among  the  asset classes  based upon  the portfolio manager's  view of  the economy and valuation of the market sectors; short term market timing is not used.


--------------------------------------------------------------------------------
                                   BOND FUNDS

FUND NAME                                     GOAL
-------------------------------  ------------------------------
Bond                             High level of income, total
                                 return
Mortgage Securities              Maximum current income
                                 consistent with preservation
                                 of principal

FUND NAME                                                   INVESTMENT STYLE

-------------------------------  ----------------------------------------------------------------------

Bond                             Bond: Invests primarily in  investment grade bonds; up  to 20% may  be invested  in  the  highest  quality  tier  of  the  high  yield rating category.

Mortgage Securities              Mortgage-Related  Securities:  Invests   primarily  in  high   quality

                                 mortgage-related securities, including securities issued or guaranteed by government agencies, instrumentalities or sponsored corporations.


--------------------------------------------------------------------------------
                               MONEY MARKET FUNDS

FUND NAME                                     GOAL
-------------------------------  ------------------------------
Money Market                     Maximum current income
                                 consistent with preservation
                                 of capital
U.S. Government                  Maximum current income
Money Market                     consistent with preservation
                                 of capital

FUND NAME                                                   INVESTMENT STYLE
-------------------------------  ----------------------------------------------------------------------
Money Market                     Money Market: Invests in short-term money market instruments.
U.S. Government                  Money Market: Invests in short-term money market instruments issued or
Money Market                     guaranteed by U.S. government agencies or instrumentalities.

AN INVESTMENT IN EITHER OF THE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH MONEY MARKET FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT EITHER OF THE MONEY MARKET FUNDS WILL ACHIEVE THIS GOAL.
--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT A FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 ("SAI"), WHICH HAS BEEN INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. TO OBTAIN A COPY WITHOUT CHARGE CALL 1-800-862-6668 OR WRITE TO "HARTFORD FAMILY OF FUNDS, C/O INDIVIDUAL ANNUITY OPERATIONS," P.O. BOX 2999, HARTFORD, CT 06104-2999.
--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH OFFER.
--------------------------------------------------------------------------------

2                                                          HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             HARTFORD MUTUAL FUNDS
                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        -----
Financial Highlights..................................................     3
Introduction to the Hartford Mutual Funds.............................    15
Investment Objectives and Styles of the Funds.........................    15
Common Investment Policies and Risk Factors...........................    20
Management of the Funds...............................................    26
Administrative Services for the Funds.................................    28
Expenses of the Funds.................................................    28
Performance Related Information.......................................    29
Dividends.............................................................    29
Determination of Net Asset Value......................................    29
Purchase of Fund Shares...............................................    30
Sale and Redemption of Shares.........................................    30
Federal Income Taxes..................................................    30
Ownership and Capitalization of the Funds.............................    30
General Information...................................................    31
Appendix A: Description of Securities Ratings.........................    32
Appendix B: Credit Quality Distribution...............................    34

    There is the possibility that an individual Fund may be held liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Fund(s).

    Additional information about the performance of each Fund, including Management's Discussion and Analysis of Results, is contained in the Funds' annual and semi-annual reports to shareholders, which may be obtained without charge by calling 1-800-862-6668.

HARTFORD CAPITAL APPRECIATION FUND, INC.                                       3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                             (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                  ----------------------------------------------------------------------------------------------------------------
                     YEAR        YEAR       YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR
                    ENDED       ENDED       ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                   12/31/96    12/31/95   12/31/94    12/31/93    12/31/92    12/31/91   12/31/90   12/31/89   12/31/88   12/31/87
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD......  $    3.490  $    2.860  $   3.052   $  2.634    $  2.607    $ 1.709    $ 2.020    $ 1.678    $ 1.341    $ 1.482
NET INVESTMENT
 INCOME.........       0.022       0.030      0.011      0.003       0.008    $ 0.021    $ 0.029    $ 0.023    $ 0.015    $ 0.025
NET REALIZED AND
 UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS....       0.655       0.785      0.070      0.526       0.388      0.898     (0.246)     0.376      0.337     (0.075)
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------
TOTAL FROM
 INVESTMENT
 OPERATIONS.....       0.677       0.815      0.081      0.529       0.396      0.919     (0.217)     0.399      0.352     (0.050)
DIVIDENDS FROM
 NET INVESTMENT
 INCOME.........      (0.025)     (0.030)    (0.011)    (0.003)     (0.008)    (0.021)    (0.029)    (0.023)    (0.015)    (0.025)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES.....      (0.228)     (0.155)    (0.262)    (0.108)     (0.361)     0.000     (0.065)    (0.034)     0.000     (0.066)
RETURN OF
 CAPITAL........       0.000       0.000      0.000      0.000       0.000      0.000      0.000      0.000      0.000      0.000
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------
TOTAL FROM
DISTRIBUTIONS...      (0.253)     (0.185)    (0.273)    (0.111)     (0.369)    (0.021)    (0.094)    (0.057)    (0.015)    (0.091)
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------
NET INCREASE
 (DECREASE) IN
 NET ASSETS.....       0.424       0.630     (0.192)     0.418       0.027      0.898     (0.311)     0.342      0.337     (0.141)
NET ASSET VALUE
 AT END OF
 PERIOD.........  $    3.914  $    3.490  $   2.860   $  3.052    $  2.634    $ 2.607    $ 1.709    $ 2.020    $ 1.678    $ 1.341
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------
                  ----------  ----------  ---------   ---------   ---------   --------   --------   --------   --------   --------

TOTAL RETURN....       20.70%      30.25%      2.50%     20.80%      16.98%     53.99%    (10.90)%    24.11%     26.37%     (4.31)%
NET ASSETS (IN
 THOUSANDS).....  $3,386,670  $2,157,892  $1,158,644  $778,904    $300,373    $158,046   $56,032    $59,922    $34,226    $26,123
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS.........        0.65%       0.68%      0.72%      0.76%       0.87%      0.92%      0.96%      0.94%      0.97%      1.01%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS.........        0.60%       0.95%      0.40%      0.12%       0.36%      0.92%      1.58%      1.25%      0.91%      1.27%
PORTFOLIO
 TURNOVER
 RATE...........        85.4%       78.6%      73.3%      91.4%      100.3%     107.2%      51.8%      35.0%      48.9%      68.7%
AVERAGE
 COMMISSION
 RATE*..........  $  0.06650


------------------------
*  Not required for years prior to 1996.

4                                          HARTFORD DIVIDEND & GROWTH FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                         (FOR A SHARE OUTSTANDING
                                                     THROUGHOUT THE INDICATED PERIOD)
                                                    -----------------------------------
                                                      YEAR        YEAR
                                                      ENDED       ENDED      03/08/94-
                                                    12/31/96    12/31/95    12/31/94(A)
                                                    ---------   ---------   -----------
NET ASSET VALUE AT BEGINNING OF PERIOD............  $  1.371    $  0.994     $ 1.000
NET INVESTMENT INCOME.............................     0.034       0.033       0.024
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................     0.258       0.323      (0.005)
                                                    ---------   ---------   -----------
TOTAL FROM INVESTMENT OPERATIONS..................     0.292       0.356       0.019
DIVIDENDS FROM NET INVESTMENT INCOME..............    (0.034)     (0.033)     (0.024)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................    (0.028)      0.000      (0.001)
RETURN OF CAPITAL.................................     0.000       0.000       0.000
                                                    ---------   ---------   -----------
TOTAL FROM DISTRIBUTIONS..........................    (0.062)     (0.033)     (0.025)
                                                    ---------   ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS.............     0.230       0.323      (0.006)
NET ASSET VALUE AT END OF PERIOD..................  $  1.547    $  1.817     $ 0.994
                                                    ---------   ---------   -----------
                                                    ---------   ---------   -----------
TOTAL RETURN......................................     22.91%      36.37%       1.96%
NET ASSETS (IN THOUSANDS).........................  $879,980    $265,070     $55,066
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................      0.73%       0.77%       0.83%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................      2.52%       2.91%       3.52%*
PORTFOLIO TURNOVER RATE...........................      56.9%       41.4%       27.8%
AVERAGE COMMISSION RATE**.........................  $0.07150


------------------------
(a) The Fund was declared effective by the Securities and Exchange Commission on March 8, 1994.

 * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

 **  Not required for years prior to 1996.

HARTFORD INDEX FUND, INC.                                                      5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

                                                (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                           ----------------------------------------------------------------------------------------------------
                             YEAR        YEAR        YEAR        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED       ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/96    12/31/95    12/31/94    12/31/93    12/31/92   12/31/91   12/31/90   12/31/89   12/31/88
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD...............  $  2.028    $  1.522    $  1.546    $  1.450    $ 1.390    $ 1.134    $ 1.220    $ 0.960    $ 0.854
NET INVESTMENT INCOME....     0.044       0.044       0.038       0.035      0.033      0.036      0.037      0.029      0.030
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS.............     0.393       0.507      (0.024)      0.096      0.060      0.294     (0.086)     0.260      0.106
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------
TOTAL FROM INVESTMENT
 OPERATIONS..............     0.437       0.551       0.014       0.131      0.093      0.330     (0.049)     0.289      0.136
DIVIDENDS FROM NET
 INVESTMENT INCOME.......    (0.044)     (0.044)     (0.038)     (0.035)    (0.033)    (0.036)    (0.037)    (0.029)    (0.030)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES..............    (0.039)     (0.001)      0.000       0.000      0.000     (0.038)     0.000      0.000      0.000
RETURN OF CAPITAL........     0.000       0.000       0.000       0.000      0.000      0.000      0.000      0.000      0.000
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------
TOTAL FROM
 DISTRIBUTIONS...........    (0.083)     (0.045)     (0.038)     (0.035)    (0.033)    (0.074)    (0.037)    (0.029)    (0.030)
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------
NET INCREASE (DECREASE)
 IN NET ASSETS...........     0.354       0.506      (0.024)      0.096      0.060      0.256     (0.086)     0.260      0.106
NET ASSET VALUE AT END
 OF PERIOD...............  $  2.382    $  2.028    $  1.522    $  1.546    $ 1.450    $ 1.390    $ 1.134    $ 1.220    $ 0.960
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------
                           ---------   ---------   ---------   ---------   --------   --------   --------   --------   --------

TOTAL RETURN.............     22.09%      36.55%       0.94%       9.12%      6.82%     29.53%     (3.99)%    30.47%     16.35%
NET ASSETS (IN
 THOUSANDS)..............  $621,065    $318,253    $157,660    $140,396    $82,335    $47,770    $26,641    $19,456    $10,050
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS..................      0.39%       0.39%       0.45%       0.49%      0.60%      0.67%      0.91%      1.10%      1.23%
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS..................      2.07%       2.46%       2.50%       2.36%      2.48%      2.89%      3.27%      2.60%      3.29%
PORTFOLIO TURNOVER
 RATE....................      19.3%        1.5%        1.8%        0.8%       1.2%       6.7%      25.5%      12.9%      20.9%
AVERAGE COMMISSION
 RATE**..................  $0.05000

                            05/01/87-
                           12/31/87(A)
                           -----------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD...............    $ 1.000
NET INVESTMENT INCOME....      0.016
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS.............     (0.144)
                           -----------
TOTAL FROM INVESTMENT
 OPERATIONS..............     (0.128)
DIVIDENDS FROM NET
 INVESTMENT INCOME.......     (0.016)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES..............     (0.002)
RETURN OF CAPITAL........      0.000
                           -----------
TOTAL FROM
 DISTRIBUTIONS...........     (0.018)
                           -----------
NET INCREASE (DECREASE)
 IN NET ASSETS...........     (0.146)
NET ASSET VALUE AT END
 OF PERIOD...............    $ 0.854
                           -----------
                           -----------
TOTAL RETURN.............     (12.91)%
NET ASSETS (IN
 THOUSANDS)..............    $ 7,212
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS..................       1.35%*
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS..................       2.39%*
PORTFOLIO TURNOVER
 RATE....................        1.9%
AVERAGE COMMISSION
 RATE**..................


------------------------------
(a) The Fund was declared effective by the Securities and Exchange Commission on May 1, 1987.

 *  Annualized.

 **  Not required for years prior to 1996.

6                                HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                ---------------------------------------------------------------------------------
                                  YEAR        YEAR        YEAR        YEAR        YEAR       YEAR
                                  ENDED       ENDED       ENDED       ENDED      ENDED      ENDED      07/02/90-
                                12/31/96    12/31/95    12/31/94    12/31/93    12/31/92   12/31/91   12/31/90(A)
                                ---------   ---------   ---------   ---------   --------   --------   -----------
NET ASSET VALUE AT BEGINNING
 OF PERIOD....................  $  1.306    $  1.176    $  1.215    $  0.917    $ 0.973    $ 0.871      $ 1.000
NET INVESTMENT INCOME.........     0.023       0.020       0.016       0.009      0.013      0.011        0.015
NET REALIZED AND UNREALIZED
 GAINS (LOSSES) ON
 INVESTMENTS..................     0.140       0.141      (0.039)      0.298     (0.056)     0.102       (0.129)
                                ---------   ---------   ---------   ---------   --------   --------   -----------
TOTAL FROM INVESTMENT
 OPERATIONS...................     0.163       0.161      (0.023)      0.307     (0.043)     0.113       (0.114)
DIVIDENDS FROM NET INVESTMENT
 INCOME.......................    (0.025)     (0.020)     (0.016)     (0.009)    (0.013)    (0.011)      (0.015)
DISTRIBUTION FROM NET REALIZED
 GAINS ON SECURITIES..........    (0.037)     (0.011)      0.000       0.000      0.000      0.000        0.000
RETURN OF CAPITAL.............     0.000       0.000       0.000       0.000      0.000      0.000        0.000
                                ---------   ---------   ---------   ---------   --------   --------   -----------
TOTAL FROM DISTRIBUTIONS......    (0.062)     (0.031)     (0.016)     (0.009)    (0.013)    (0.011)      (0.015)
                                ---------   ---------   ---------   ---------   --------   --------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS.......................     0.101       0.130      (0.039)      0.298     (0.056)     0.102       (0.129)
NET ASSET VALUE AT END OF
 PERIOD.......................  $  1.407    $  1.306    $  1.176    $  1.215    $ 0.917    $ 0.973      $ 0.871
                                ---------   ---------   ---------   ---------   --------   --------   -----------
                                ---------   ---------   ---------   ---------   --------   --------   -----------

TOTAL RETURN..................     12.91%      13.93%      (1.94)%     33.73%     (4.43)%    13.00%      (11.76)%
NET ASSETS (IN THOUSANDS).....  $996,543    $686,475    $563,765    $281,608    $47,560    $22,854      $ 9,352
RATIO OF OPERATING EXPENSES TO
 AVERAGE NET ASSETS...........      0.79%       0.86%       0.85%       1.00%      1.23%      1.24%        1.04%*
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS........      1.74%       1.60%       1.42%       0.84%      1.40%      1.17%        2.65%*
PORTFOLIO TURNOVER RATE.......      70.0%       55.6%       46.4%       31.8%      25.1%      24.7%         3.0%
AVERAGE COMMISSION RATE**.....  $ .00446


------------------------------
(a) The Fund was declared effective by the Securities and Exchange Commission on July 2, 1990.

 *  Annualized.

 **  Not required for years prior to 1996.

HARTFORD SMALL COMPANY FUND, INC.                                              7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                         (FOR A SHARE
                                                    OUTSTANDING THROUGHOUT
                                                    THE INDICATED PERIOD)
                                                    ----------------------
                                                          08/09/96-
                                                         12/31/96(A)
                                                    ----------------------
NET ASSET VALUE AT BEGINNING OF PERIOD............         $ 1.000
NET INVESTMENT INCOME.............................           0.002
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................           0.069
                                                          --------
TOTAL FROM INVESTMENT OPERATIONS..................           0.071
DIVIDENDS FROM NET INVESTMENT INCOME..............          (0.002)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................           0.000
RETURN OF CAPITAL.................................           0.000
                                                          --------
TOTAL FROM DISTRIBUTIONS..........................          (0.002)
                                                          --------
NET INCREASE (DECREASE) IN NET ASSETS.............           0.069
NET ASSET VALUE AT END OF PERIOD..................         $ 1.069
                                                          --------
                                                          --------

TOTAL RETURN......................................           18.12%*
NET ASSETS (IN THOUSANDS).........................         $42,812
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................            0.72%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................            0.31%*
PORTFOLIO TURNOVER RATE...........................            31.8%
AVERAGE COMMISSION RATE...........................         $0.02900


------------------------------
(a) The Fund was declared effective by the Securities and Exchange Commission on August 9, 1996.

 * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

8                                                      HARTFORD STOCK FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                          (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                --------------------------------------------------------------------------------------------------------------
                   YEAR       YEAR       YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                  ENDED      ENDED       ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                 12/31/96   12/31/95   12/31/94    12/31/93   12/31/92   12/31/91   12/31/90   12/31/89   12/31/88   12/31/87
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD..... $    3.527 $    2.801 $     3.099  $  2.965   $  2.927   $  2.452   $  2.775   $  2.304   $  1.977   $  2.177
NET INVESTMENT
 INCOME........      0.060      0.070       0.061     0.053      0.051   $  0.059   $  0.070   $  0.065   $  0.045   $  0.045
NET REALIZED
 AND UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS...      0.763      0.840      (0.111)    0.339      0.219      0.532     (0.179)     0.522      0.327      0.084
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS....      0.823      0.910      (0.050)    0.392      0.270      0.591     (0.109)     0.587      0.372      0.129
DIVIDENDS FROM
 NET INVESTMENT
 INCOME........     (0.059)     (0.070)      (0.061)   (0.053)   (0.051)   (0.059)    (0.070)    (0.065)    (0.045)    (0.045)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES....     (0.148)     (0.114)      (0.187)   (0.205)   (0.181)   (0.057)    (0.144)    (0.051)     0.000     (0.284)
RETURN OF
 CAPITAL.......      0.000      0.000       0.000     0.000      0.000      0.000      0.000      0.000      0.000      0.000
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
DISTRIBUTIONS...     (0.207)     (0.184)      (0.248)   (0.258)   (0.232)   (0.116)   (0.214)    (0.116)    (0.045)    (0.329)
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCREASE
 (DECREASE) IN
 NET ASSETS....      0.616      0.726      (0.298)    0.134      0.038      0.475     (0.323)     0.471      0.327     (0.200)
NET ASSET VALUE
 AT END OF
 PERIOD........ $    4.143 $    3.527 $     2.801  $  3.099   $  2.965   $  2.927   $  2.452   $  2.775   $  2.304   $  1.977
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                ---------- ---------- -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL RETURN...      24.33%      34.10%       (1.89)%    14.34%    10.04%    24.58%    (3.87)%    26.02%     19.00%      5.41%
NET ASSETS (IN
 THOUSANDS).... $2,994,209 $1,876,884 $ 1,163,158  $968,425   $569,903   $406,489   $257,553   $266,756   $187,511   $170,319
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS........       0.46%       0.48%        0.50%     0.53%     0.57%     0.60%      0.66%      0.64%      0.65%      0.65%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS........       1.59%       2.23%        2.17%     1.86%     1.90%     2.14%      2.76%      2.31%      2.08%      1.83%
PORTFOLIO
 TURNOVER
 RATE..........       42.3%       52.9%        63.8%     69.0%     69.8%     24.3%      20.2%      24.4%      22.9%      27.0%
AVERAGE
 COMMISSION
 RATE*......... $  0.04900


------------------------------
*  Not required for years prior to 1996.

HARTFORD ADVISERS FUND, INC.                                                   9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                         (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                ------------------------------------------------------------------------------------------------------------
                   YEAR       YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                 12/31/96   12/31/95   12/31/94   12/31/93  12/31/92   12/31/91   12/31/90   12/31/89   12/31/88   12/31/87
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE
 AT BEGINNING
 OF PERIOD..... $    1.958 $    1.600 $    1.752 $    1.676 $  1.649   $  1.436   $  1.543   $  1.332   $  1.213   $  1.227
NET INVESTMENT
 INCOME........      0.059      0.064      0.054      0.050    0.059   $  0.063   $  0.074   $  0.062   $  0.051   $  0.051
NET REALIZED
 AND UNREALIZED
 GAINS (LOSSES)
 ON
 INVESTMENTS...      0.255      0.377     (0.100)      0.145    0.070     0.223     (0.059)     0.221      0.119      0.025
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
 INVESTMENT
 OPERATIONS....      0.314      0.441     (0.046)      0.195    0.129     0.286      0.015      0.283      0.170      0.076
DIVIDENDS FROM
 NET INVESTMENT
 INCOME........     (0.059)     (0.064)     (0.054)     (0.050)   (0.059)   (0.063)   (0.074)   (0.062)   (0.051)    (0.051)
DISTRIBUTION
 FROM NET
 REALIZED GAINS
 ON
 SECURITIES....     (0.044)     (0.019)     (0.052)     (0.069)   (0.043)   (0.010)   (0.048)   (0.010)    0.000     (0.039)
RETURN OF
 CAPITAL.......      0.000      0.000      0.000      0.000    0.000      0.000      0.000      0.000      0.000      0.000
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
DISTRIBUTIONS...     (0.103)     (0.083)     (0.106)     (0.119)   (0.102)   (0.073)   (0.122)   (0.072)   (0.051)   (0.090)
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------
NET INCREASE
 (DECREASE) IN
 NET ASSETS....      0.211      0.358     (0.152)      0.076    0.027     0.213     (0.107)     0.211      0.119     (0.014)
NET ASSET VALUE
 AT END OF
 PERIOD........ $    2.169 $    1.958 $    1.600 $    1.752 $  1.676   $  1.649   $  1.436   $  1.543   $  1.332   $  1.213
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------
                ---------- ---------- ---------- ---------- ---------  ---------  ---------  ---------  ---------  ---------

TOTAL RETURN...      16.62%      28.34%      (2.74)%      12.25%     8.30%    20.33%     1.26%    21.72%    14.24%     6.08%
NET ASSETS (IN
 THOUSANDS).... $5,879,529 $4,262,769 $3,034,034 $2,426,550 $985,747   $631,424   $416,839   $371,917   $264,750   $239,704
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS........       0.63%       0.65%       0.65%       0.69%     0.78%     0.81%     0.89%     0.89%     0.90%      0.91%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS........       2.92%       3.57%       3.34%       3.07%     3.55%     4.13%     4.65%     4.14%     3.93%      4.00%
PORTFOLIO
 TURNOVER
 RATE..........       53.8%       63.5%       60.0%       55.3%     72.8%     42.1%     35.7%     33.5%     30.9%      28.3%
AVERAGE
 COMMISSION
 RATE*......... $  0.04870


----------------------------------
*  Not required for years prior to 1996.

10                                    HARTFORD INTERNATIONAL ADVISERS FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                                     (FOR A SHARE
                                                                OUTSTANDING THROUGHOUT
                                                                 THE INDICATED PERIOD)
                                                              ---------------------------
                                                             YEAR
                                                            ENDED                  03/01/95-
                                                           12/31/96               12/31/95(A)
                                                          ----------              ------------
NET ASSET VALUE AT BEGINNING OF PERIOD............         $ 1.109                  $ 1.000
NET INVESTMENT INCOME.............................           0.040                    0.030
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS......................................           0.093                    0.126
                                                          --------                  -------
TOTAL FROM INVESTMENT OPERATIONS..................           0.133                    0.156
DIVIDENDS FROM NET INVESTMENT INCOME..............          (0.051)                  (0.030)
DISTRIBUTION FROM NET REALIZED GAINS ON
 SECURITIES.......................................          (0.024)                  (0.017)
RETURN OF CAPITAL.................................           0.000                    0.000
                                                          --------                  -------
TOTAL FROM DISTRIBUTIONS..........................          (0.075)                  (0.047)
                                                          --------                  -------
NET INCREASE (DECREASE) IN NET ASSETS.............           0.058                    0.109
NET ASSET VALUE AT END OF PERIOD..................         $ 1.167                  $ 1.109
                                                          --------                  -------
                                                          --------                  -------

TOTAL RETURN......................................           12.25%                   15.84%
NET ASSETS (IN THOUSANDS).........................         $104,486                 $31,264
RATIO OF OPERATING EXPENSES TO AVERAGE NET
 ASSETS...........................................            0.96%                    0.65%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET
 ASSETS...........................................            3.24%                    3.36%*
PORTFOLIO TURNOVER RATE...........................            95.2%                    47.2%
AVERAGE COMMISSION RATE**.........................         $0.00640


------------------------------
(a) The Fund was declared effective by the Securities and Exchange Commission on March 1, 1995.

 * Annualized. Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.

 **  Not required for years prior to 1996.

HARTFORD BOND FUND, INC.                                                      11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                          ------------------------------------------------------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                            ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                          12/31/96   12/31/95   12/31/94   12/31/93   12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD............... $  1.028   $  0.926   $  1.044   $  1.024   $ 1.061   $ 0.979   $ 0.976   $ 0.945   $ 0.952   $ 1.033
NET INVESTMENT INCOME....    0.064      0.064      0.060      0.062     0.074   $ 0.072   $ 0.075   $ 0.079   $ 0.077   $ 0.080
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS.............   (0.029)     0.102     (0.100)     0.039    (0.019)    0.082     0.003     0.031    (0.007)   (0.081)
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
 OPERATIONS..............    0.035      0.166     (0.040)     0.101     0.055     0.154     0.078     0.110     0.070    (0.001)
DIVIDENDS FROM NET
 INVESTMENT
 INCOME..................   (0.063)    (0.064)    (0.060)    (0.062)   (0.074)   (0.072)   (0.075)   (0.079)   (0.077)   (0.080)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES..............    0.000      0.000     (0.018)    (0.019)   (0.018)    0.000     0.000     0.000     0.000     0.000
RETURN OF CAPITAL........    0.000      0.000      0.000      0.000     0.000     0.000     0.000     0.000     0.000     0.000
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
TOTAL FROM
 DISTRIBUTIONS...........   (0.063)    (0.064)    (0.078)    (0.081)   (0.092)   (0.072)   (0.075)   (0.079)   (0.077)   (0.080)
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
NET INCREASE (DECREASE)
 IN NET ASSETS...........   (0.028)     0.102     (0.118)     0.020    (0.037)    0.082     0.003     0.031    (0.007)   (0.081)
NET ASSET VALUE AT END OF
 PERIOD.................. $  1.000   $  1.028   $  0.926   $  1.044   $ 1.024   $ 1.061   $ 0.979   $ 0.976   $ 0.945   $ 0.952
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------
                          ---------  ---------  ---------  ---------  --------  --------  --------  --------  --------  --------

TOTAL RETURN.............     3.54%     18.49%     (3.95)%    10.24%     5.53%    16.43%     8.39%    12.10%     7.60%    (0.01)%
NET ASSETS (IN
 THOUSANDS).............. $402,548   $342,495   $247,458   $239,602   $128,538  $97,377   $70,915   $61,602   $54,215   $50,037
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS..................     0.52%      0.53%      0.55%      0.57%     0.64%     0.66%     0.67%     0.67%     0.69%     0.69%
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS..................     6.37%      6.51%      6.23%      5.93%     7.21%     7.29%     7.82%     8.09%     8.12%     8.15%
PORTFOLIO TURNOVER
 RATE....................    212.0%     215.0%     328.8%     494.3%    434.1%    337.0%    161.6%    225.0%    230.3%     53.3%
CURRENT YIELD*...........     6.25%      6.46%      7.19%      4.93%     6.48%     6.62%     8.17%     7.92%     9.15%     8.67%


------------------------------
* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

12                                       HARTFORD MORTGAGE SECURITIES FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                 (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                         ---------------------------------------------------------------------------------------------------------
                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED      ENDED
                         12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90  12/31/89  12/31/88  12/31/87
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------
NET ASSET VALUE AT
 BEGINNING
 OF PERIOD.............. $  1.071   $  0.984   $  1.075   $  1.079   $  1.115   $  1.054   $ 1.045   $ 1.006   $ 1.011   $  1.087
NET INVESTMENT INCOME...    0.069      0.068      0.068      0.071      0.086   $  0.088   $ 0.087   $ 0.088   $ 0.087   $  0.093
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS............   (0.018)     0.087     (0.086)    (0.004)    (0.036)     0.061     0.009     0.039    (0.005)    (0.067)
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------
TOTAL FROM INVESTMENT
 OPERATIONS.............    0.051      0.155     (0.018)     0.067      0.050      0.149     0.096     0.127     0.082      0.026
DIVIDENDS FROM NET
 INVESTMENT INCOME......   (0.066)    (0.068)    (0.068)    (0.071)    (0.086)    (0.088)   (0.087)   (0.088)   (0.087)    (0.093)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES.............    0.000      0.000     (0.005)     0.000      0.000      0.000     0.000     0.000     0.000     (0.009)
RETURN OF CAPITAL.......    0.000      0.000      0.000      0.000      0.000      0.000     0.000     0.000     0.000      0.000
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------
TOTAL FROM
 DISTRIBUTIONS..........   (0.066)    (0.068)    (0.073)    (0.071)    (0.086)    (0.088)   (0.087)   (0.088)   (0.087)    (0.102)
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------
NET INCREASE (DECREASE)
 IN NET ASSETS..........   (0.015)     0.087     (0.091)    (0.004)    (0.036)     0.061     0.009     0.039    (0.005)    (0.076)
NET ASSET VALUE AT END
 OF PERIOD.............. $  1.056   $  1.071   $  0.984   $  1.075   $  1.079   $  1.115   $ 1.054   $ 1.045   $ 1.006   $  1.011
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------
                         ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  ---------

TOTAL RETURN............     4.99%     16.17%     (1.61)%     6.31%      4.64%     14.71%     9.70%    13.13%     8.38%      2.64%
NET ASSETS (IN
 THOUSANDS)............. $325,495   $327,565   $304,147   $365,198   $258,711   $162,484   $105,620  $85,908   $85,075   $ 84,075
RATIO OF OPERATING
 EXPENSES TO AVERAGE NET
 ASSETS.................     0.45%      0.47%      0.48%      0.49%      0.56%      0.58%     0.58%     0.58%     0.60%      0.61%
RATIO OF NET INVESTMENT
 INCOME TO AVERAGE NET
 ASSETS.................     6.67%      6.50%      6.65%      6.49%      7.96%      8.25%     8.42%     8.64%     8.56%      9.02%
PORTFOLIO TURNOVER
 RATE...................    200.0%     489.4%     365.7%     183.4%     277.2%     152.2%     85.6%     91.3%    185.0%     143.6%
CURRENT YIELD*..........     6.67%      6.90%      7.84%      5.73%      7.51%      8.16%     8.21%     8.28%     9.12%      9.41%


------------------------------

* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

HVA MONEY MARKET FUND, INC.                                                   13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                                (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                       ------------------------------------------------------------------------------------------------------------
                         YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                         ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                       12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90   12/31/89   12/31/88   12/31/87
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE AT
 BEGINNING OF
 PERIOD............... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
NET INVESTMENT
 INCOME...............    0.050      0.056      0.039      0.029      0.036   $  0.059   $  0.078   $  0.088   $  0.071   $  0.063
NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS..........    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT
 OPERATIONS...........    0.050      0.056      0.039      0.029      0.036      0.059      0.078      0.088      0.071      0.063
DIVIDENDS FROM NET
 INVESTMENT INCOME....   (0.050)    (0.056)    (0.039)    (0.029)    (0.036)    (0.059)    (0.078)    (0.088)    (0.071)    (0.063)
DISTRIBUTION FROM NET
 REALIZED GAINS ON
 SECURITIES...........    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
RETURN OF CAPITAL.....    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL FROM
 DISTRIBUTIONS........   (0.050)    (0.056)    (0.039)    (0.029)    (0.036)    (0.059)    (0.078)    (0.088)    (0.071)    (0.063)
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCREASE
 (DECREASE) IN NET
 ASSETS...............    0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000      0.000
NET ASSET VALUE AT END
 OF
 PERIOD............... $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN..........     5.09%      5.74%      3.95%      2.94%      3.63%      6.01%      8.09%      9.10%      7.40%      6.49%
NET ASSETS (IN
 THOUSANDS)........... $542,586   $339,709   $321,465   $234,088   $190,246   $177,483   $194,462   $129,808   $127,346   $104,002
RATIO OF OPERATING
 EXPENSES TO AVERAGE
 NET ASSETS...........     0.44%      0.45%      0.47%      0.48%      0.53%      0.54%      0.57%      0.58%      0.58%      0.58%
RATIO OF NET
 INVESTMENT INCOME TO
 AVERAGE NET ASSETS...     5.04%      5.57%      3.99%      2.91%      3.60%      5.88%      7.80%      8.75%      7.19%      6.36%
PORTFOLIO TURNOVER
 RATE.................    --         --         --         --         --         --         --         --         --         --
CURRENT YIELD*........      5.1%      5.40%      5.43%      2.89%      3.09%      4.66%      7.73%      8.21%      8.49%      7.17%
EFFECTIVE YIELD*......     5.23%      5.54%      5.58%      2.93%      3.14%      4.79%      8.03%      8.55%      8.85%      7.43%


------------------------------

* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

14                              HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

    The following information, insofar as it relates to each of the five years in the period ended December 31, 1996, has been audited by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.


                                            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
               --------------------------------------------------------------------------------------------------------------------
                  YEAR        YEAR       YEAR         YEAR        YEAR      YEAR      YEAR       YEAR         YEAR         YEAR
                  ENDED      ENDED       ENDED        ENDED      ENDED     ENDED     ENDED       ENDED        ENDED        ENDED
                12/31/96    12/31/95   12/31/94     12/31/93    12/31/92  12/31/91  12/31/90   12/31/89     12/31/88     12/31/87
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------
NET ASSET
 VALUE AT
 BEGINNING OF
 PERIOD.......   $ 1.000    $ 1.000     $ 1.000      $ 1.000    $ 1.000   $ 1.000   $ 1.000     $ 1.000      $ 1.000      $ 1.000
NET INVESTMENT
 INCOME.......     0.048      0.054       0.036        0.027      0.032   $ 0.055   $ 0.073     $ 0.081      $ 0.067      $ 0.056
NET REALIZED
 AND
 UNREALIZED
 GAINS
 (LOSSES) ON
INVESTMENTS...     0.000      0.000       0.000        0.000      0.000     0.000     0.000       0.000        0.000        0.000
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------
TOTAL FROM
 INVESTMENT
 OPERATIONS...     0.048      0.054       0.036        0.027      0.032     0.055     0.073       0.081        0.067        0.056
DIVIDENDS FROM
 NET
 INVESTMENT
 INCOME.......    (0.048)    (0.054)     (0.036)      (0.027)    (0.032)   (0.055)   (0.073)     (0.081)      (0.067)      (0.056)
DISTRIBUTION
 FROM NET
 REALIZED
 GAINS ON
 SECURITIES...     0.000      0.000       0.000        0.000      0.000     0.000     0.000       0.000        0.000        0.000
RETURN OF
 CAPITAL......     0.000      0.000       0.000        0.000      0.000     0.000     0.000       0.000        0.000        0.000
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------
TOTAL FROM
 DISTRI
 BUTIONS......    (0.048)    (0.054)     (0.036)      (0.027)    (0.032)   (0.055)   (0.073)     (0.081)      (0.067)      (0.056)
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS...     0.000      0.000       0.000        0.000      0.000     0.000     0.000       0.000        0.000        0.000
NET ASSET
 VALUE AT END
 OF
 PERIOD.......   $ 1.000    $ 1.000     $ 1.000      $ 1.000    $ 1.000   $ 1.000   $ 1.000     $ 1.000      $ 1.000      $ 1.000
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------
               -----------  --------  -----------  -----------  --------  --------  --------  -----------  -----------  -----------

TOTAL
 RETURN.......      4.87%      5.52%       3.67%        2.68%      3.22%     5.61%     7.52%       8.43%        6.92%        5.75%
NET ASSETS (IN
 THOUSANDS)...   $11,730    $10,070     $ 9,619      $ 9,449    $10,525   $11,257   $10,496     $ 7,814      $ 7,262      $ 5,688
RATIO OF
 OPERATING
 EXPENSES TO
 AVERAGE NET
 ASSETS.......      0.58%      0.57%       0.58%        0.58%      0.75%     0.73%     0.73%       0.77%        0.75%        0.66%
RATIO OF NET
 INVESTMENT
 INCOME TO
 AVERAGE NET
 ASSETS.......      4.77%      5.38%       3.63%        2.65%      3.19%     5.48%     7.29%       8.14%        6.76%        5.57%
PORTFOLIO
 TURNOVER
 RATE.........    --          --         --           --          --        --        --         --           --           --
CURRENT
 YIELD*.......      4.88%      5.47%       5.14%        2.67%      2.69%     4.24%     7.59%       7.53%        8.27%        6.17%
EFFECTIVE
 YIELD*.......     4.995%      5.62%       5.27%        2.71%      2.72%     4.31%     7.88%       7.82%        8.62%        6.36%


------------------------------

* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

HARTFORD MUTUAL FUNDS                                                         15
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-------------------------------------------
                              INTRODUCTION TO THE
                             HARTFORD MUTUAL FUNDS

    The Funds are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of The Hartford Life Insurance Companies. Each Fund is an open-end management investment company, commonly known as a mutual fund, organized as a Maryland corporation. Each Fund has different investment objectives, styles and policies. These differences affect the types of securities in which each fund may invest and, therefore, the potential return of each Fund and the associated risks. There is no assurance, however, that any Fund will meet its investment goals. Whether an investment in a particular Fund is appropriate for you depends on your investment goals, including the return you seek, the expected duration of your investment and the level of risk you are willing to bear.

    HL Investment Advisors, Inc. ("HL Advisors") is the investment manager to each Fund. In addition, under HL Advisors' general management, Wellington Management Company, LLP ("Wellington Management") serves as sub-adviser to the Capital Appreciation Fund, Dividend and Growth Fund, International Advisers Fund, International Opportunities Fund, Small Company Fund, Stock Fund, and Advisers Fund. In addition, under HL Advisors' general management, the Hartford Investment Management Company ("HIMCO") provides investment management services for the Index Fund, Bond Fund, Mortgage Securities Fund, U.S. Government Money Market Fund and HVA Money Market Fund.

    HL Advisors was incorporated in Connecticut in 1981 and is a majority-owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut insurance holding company with over $100 billion in assets. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and its affiliated insurance companies. HIMCO was incorporated in 1996 and is a wholly-owned subsidiary of The Hartford. As of December 31, 1996, HL Advisors, HIMCO and their affiliates had investment management authority with respect to approximately $47 billion of assets for various clients. As of the same date, Wellington Management had investment management authority with respect to approximately $133 billion of assets for various clients.

---------------------------------------------------
                           INVESTMENT OBJECTIVES AND
                              STYLES OF THE FUNDS

    The Funds have different investment objectives and policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common Investment Policies and Risk Factors." The investment objective of each Fund and certain other investment restrictions enumerated in detail in the SAI are considered fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. All other policies not specifically designated as fundamental are nonfundamental and may be changed by the Board of Directors of the particular Fund. See the SAI for a complete listing of investment restrictions. Stated below is the investment objective and investment style for each Fund. For a description of each Fund's investment policies and risk factors, see "Common Investment Policies and Risk Factors."

---------------------------------------------------
                    HARTFORD CAPITAL APPRECIATION FUND, INC.

    Hartford Capital Appreciation Fund, Inc. (the "Capital Appreciation Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Capital Appreciation Fund seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

    INVESTMENT STYLE.

    The Capital Appreciation Fund invests in a diversified portfolio of primarily equity securities. Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented. Small and medium sized companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Capital Appreciation

16                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                    HARTFORD DIVIDEND AND GROWTH FUND, INC.

    Hartford Dividend and Growth Fund, Inc. (the "Dividend and Growth Fund") was incorporated in 1993 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Dividend and Growth Fund seeks a high level of current income consistent with growth of capital and reasonable investment risk.

    INVESTMENT STYLE.

    The Dividend and Growth Fund invests in a diversified portfolio of primarily equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the Dividend and Growth Fund's total assets are invested in dividend paying equity securities. Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio is broadly diversified by industry and company. Up to 20% of the Dividend and Growth Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                           HARTFORD INDEX FUND, INC.

    Hartford Index Fund, Inc. (the "Index Fund") was incorporated in 1983 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Index Fund seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate.

    INVESTMENT STYLE.

    The Index Fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the management of the Index Fund, is representative of the performance of publicly-traded common stocks. Therefore, the Index Fund attempts to approximate the capital performance and dividend income of the Index.

    The Index Fund generally invests in no fewer than 499 stocks. HIMCO selects stocks for the Index Fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances, normally not expected to exceed 2% of the Index Fund's net assets, may be invested in short-term money market instruments.

    The Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1996, approximately fifty percent of the Index was composed of the fifty-six largest companies, the five largest being General Electric Co., Coca-Cola Company, Exxon Corp., Intel Corp. and Microsoft Corp.

    No attempt is made to "manage" the Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Index Fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the Index Fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

    The Index Fund's ability to approximate the performance of the Index will depend to some extent on the size of cash flows into and out of the Index Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Index Fund's portfolio to the Index, to the maximum practicable extent.

    "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Hartford Life Insurance Company. The Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Index Fund regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Hartford Life Insurance Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Fund or Hartford Life Insurance Company. S&P has no obligation to take the needs of the Index Fund or its shareholders, or Hartford Life Insurance Company, into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Index Fund or the timing of the issuance or sale of shares in the Index Fund. S&P has

HARTFORD MUTUAL FUNDS                                                         17
--------------------------------------------------------------------------------

no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

    In addition, S&P does not guarantee the accuracy and/ or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

---------------------------------------------------
                      HARTFORD INTERNATIONAL OPPORTUNITIES
                                   FUND, INC.

    Hartford   International  Opportunities   Fund,  Inc.   (the  "International
Opportunities Fund") was incorporated in 1990 under Maryland law.

    INVESTMENT OBJECTIVE.

    The International Opportunities Fund seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.

    INVESTMENT STYLE.

    The International Opportunities Fund invests in a diversified portfolio of primarily equity securities covering a broad range of countries, industries, and companies. Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded in non-U.S. markets. Under normal market conditions, at least 65% of the International Opportunities Fund's total assets are invested in equity securities issued by non-U.S. companies. Wellington Management uses a three-pronged approach. First, Wellington Management determines the relative attractiveness of the many countries in which the International Opportunities Fund may invest based upon the economic and political environment of each country. Second, Wellington Management evaluates industries on a global basis to determine which industries offer the most value and potential for capital appreciation given current and projected global and local economic and market conditions. Finally, Wellington Management conducts fundamental research on individual companies and considers companies for inclusion in the International Opportunities Fund's portfolio that are typically larger, high quality companies that operate in established markets. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages and attractive relative value within the context of a security's primary trading market. The International Opportunities Fund may also invest on a limited basis in smaller companies and less developed markets. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States. The International Opportunities Fund will be subject to certain risks because it invests primarily in securities issued by non-U.S. companies.

---------------------------------------------------
                       HARTFORD SMALL COMPANY FUND, INC.

    Hartford   Small  Company  Fund,   Inc.  (the  "Small   Company  Fund")  was
incorporated in 1996 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Small Company Fund seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Small Company Fund's total assets are invested in equity securities of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Wellington Management identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by Wellington Management so as to maintain broad industry diversification. In selecting investments, Wellington Management considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure, i.e., undiscovered by the overall investment community. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Small Company Fund's total assets may be invested in securities of non-U.S. companies. Investing in Small Capitalization Securities involves special risks. See "Common Investment Policies and Risk Factors -- Small Capitalization Securities."

18                                                         HARTFORD MUTUAL FUNDS
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                           HARTFORD STOCK FUND, INC.

    Hartford Stock Fund, Inc. (the "Stock Fund") was incorporated in 1976 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Stock Fund seeks long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in primarily equity securities.

    INVESTMENT STYLE.

    Under normal market and economic conditions at least 65% of the Stock Fund's total assets are invested in stocks. The Stock Fund invests in a diversified portfolio of primarily equity securities using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, Wellington Management analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, Wellington Management anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy. Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Up to 20% of the Stock Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                          HARTFORD ADVISERS FUND, INC.

    Hartford Advisers Fund, Inc. (the "Advisers Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Advisers Fund seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.

    INVESTMENT STYLE.

    The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund." The debt securities in which the Advisers Fund may invest include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, securities rated investment grade, or if unrated, are deemed by Wellington Management to be of comparable quality, and with respect to 5% of the Advisers Fund's assets, securities rated below investment grade which are known as high yield-high risk securities or junk bonds. The money market instruments in which the Adviser's Fund may invest are described under "Common Investment Policies and Risk Factors -- Money Market Instruments and Temporary Investment Strategies." Up to 20% of the Advisers Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                   HARTFORD INTERNATIONAL ADVISERS FUND, INC.

    Hartford International Advisers Fund, Inc. (the "International Advisers Fund") was incorporated in 1994 under Maryland law.

    INVESTMENT OBJECTIVE.

    The International Advisers Fund seeks maximum long-term total rate of return consistent with prudent investment risk.

    INVESTMENT STYLE.

    The International Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity securities, debt securities and money market instruments based upon Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. Wellington Management bases its asset allocation decisions on fundamental analysis and does not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the International Advisers Fund will normally have some portion of its assets invested in each asset category. The International

HARTFORD MUTUAL FUNDS                                                         19
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Advisers Fund does not have percentage limitations on the amount that may be allocated to each asset category. The International Advisers Fund's investments in equity securities are substantially similar to the equity securities investments permitted for the International Opportunities Fund. See "Hartford International Opportunities Fund, Inc. -- Investment Style."

    The International Advisers Fund consists of a diversified portfolio of securities covering a broad range of countries, industries, and companies. The International Advisers Fund anticipates that, under normal market conditions, it will diversify its investments in at least three countries other than the United States.

    Securities in which the International Advisers Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency
Unit) and generally are traded on non-U.S. markets.

    Debt securities in which the International Advisers Fund may invest include investment grade, non-convertible debt securities assigned within the four highest bond rating categories by Moody's Investors Service, Inc. ("Moody's") or S&P, or, if unrated, which are determined by Wellington Management to be of comparable quality. In addition, the International Advisers Fund may invest up to 15% of its total assets in high yield-high risk securities, commonly known as "junk bonds." Such securities may be rated as low as "C" by Moody's and by S&P, or, if unrated, are of comparable quality as determined by Wellington Management.

---------------------------------------------------
                            HARTFORD BOND FUND, INC.

    Hartford Bond Fund, Inc. (the "Bond Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Bond Fund seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

    INVESTMENT STYLE.

    The Bond Fund is comprised of a diversified portfolio of fixed-income securities. Under normal circumstances at least 80% of the Bond Fund's portfolio is invested in investment grade bond-type securities. Up to 20% of the Bond Fund may be invested in securities rated in the highest category of below investment grade bonds ("Ba" by Moody's or "BB" by S&P, or securities which, if unrated, are determined by HIMCO to be of comparable quality. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". No investments are made in debt securities rated below "Ba" and "BB", or if unrated, determined to be of comparable quality by HIMCO. Investments in securities rated in the highest category below investment grade may offer an attractive risk/reward trade-off and investment in this sector may enhance the current yield and total return of the bond fund over time. Investing in securities within this rating category combined with the investment grade portion of the portfolio is designed to provide investors with both a high level of current income and attractive relative total returns.

    The Bond Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. Under normal circumstances, up to 20% of the Bond Fund's total assets may be invested in securities of non-U.S. companies.

---------------------------------------------------
                    HARTFORD MORTGAGE SECURITIES FUND, INC.

    Hartford Mortgage Securities Fund, Inc. (the "Mortgage Securities Fund") was incorporated in 1984 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Mortgage Securities Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

    INVESTMENT STYLE.

    The Mortgage Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations or (ii) rated A or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by HIMCO. At times the Mortgage Securities Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when HIMCO deems such investments to be consistent with the Fund's investment objective; however, no such investments will be made in excess of 20% of the value of the Fund's total assets. Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities, including securities issued by the GNMA.

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                     HARTFORD U.S. GOVERNMENT MONEY MARKET
                                   FUND, INC.

    Hartford U.S. Government Money Market Fund, Inc. (the "U.S. Government Money Market Fund") was incorporated in 1982 under Maryland law.

20                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    INVESTMENT OBJECTIVE.

    The   U.S.  Government  Money  Market  Fund  seeks  maximum  current  income consistent with preservation of capital.

    INVESTMENT STYLE.

    The U.S. Government Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The U.S. Government Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the U.S. Government Money Market Fund will be U.S. dollar denominated.

    The U.S. Government Money Market Fund seeks to achieve its objective by investing in short-term, marketable obligations issued or guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government, whether or not they are guaranteed by the full faith and credit of the U.S. Government.

---------------------------------------------------
                          HVA MONEY MARKET FUND, INC.

    HVA Money Market Fund, Inc. (the "Money Market Fund") was incorporated in 1982 under Maryland law.

    INVESTMENT OBJECTIVE.

    The Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

    INVESTMENT STYLE.

    The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Fund will achieve this goal. The Money Market Fund's portfolio will consist entirely of cash, cash equivalents and high quality debt securities as permitted under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). Each investment will have an effective maturity date of 397 days or less computed in accordance with Rule
2a-7. The average maturity of the portfolio will vary according to HIMCO's appraisal of money market conditions and will not exceed 90 days. All securities purchased by the Money Market Fund will be U.S. dollar denominated.

---------------------------------------------------
                           COMMON INVESTMENT POLICIES
                                AND RISK FACTORS

--------------------------------
                          MONEY MARKET INSTRUMENTS AND
                        TEMPORARY INVESTMENT STRATEGIES

    In addition to the Money Market Fund and the U.S. Government Money Market Fund, which may invest in cash, cash equivalents and money market instruments at any time, all other Funds may hold cash or cash equivalents and invest in high quality money market instruments under appropriate circumstances as determined by HIMCO or Wellington Management. Such Funds may invest up to 100 % of their assets in cash, cash equivalents or money market instruments only for temporary defensive purposes.

    Money market instruments include: (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

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                             REPURCHASE AGREEMENTS

    Each Fund is permitted to enter into fully collateralized repurchase agreements. A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price would be in excess of the purchase price, reflecting an agreed upon market interest rate. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund's Board of Directors has established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds may engage in repurchase agreements and monitors on a quarterly basis HIMCO'S and Wellington Management's compliance with such standards. Presently, each Fund may enter into repurchase agreements only with commercial banks with at least $500 million in capital and $1 billion in assets or with recognized government securities dealers with a minimum net capital of $100 million.

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                         REVERSE REPURCHASE AGREEMENTS

    Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by a Fund to repurchase the same assets at a later date at a

HARTFORD MUTUAL FUNDS                                                         21
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fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of fluctuation in a Fund's net asset value. A Fund will establish a segregated account with the Fund's custodian bank in which a Fund will maintain liquid assets equal in value to a Fund's obligations in respect of reverse repurchase agreements. As a non-fundamental policy, a Fund will not enter into reverse repurchase transactions if the combination of all borrowings from banks and the value of all reverse repurchase agreements for the particular Fund equals more than 33 1/3% of the value of the Fund's total assets.

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                                DEBT SECURITIES

    Each  Fund  is  permitted  to  invest  in  debt  securities  including:  (1)
securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed securities (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund only); (4) mortgage-related securities, including collateralized mortgage obligations ("CMO's") (International Opportunities Fund, International Advisers Fund, Advisers Fund, Bond Fund and Mortgage Securities Fund only); and (5) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers.

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                        INVESTMENT GRADE DEBT SECURITIES

    Each Fund is permitted to invest in debt securities rated within the four highest rating categories (i.e., Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P), or, if unrated, securities of comparable quality as determined by HIMCO or Wellington Management. These securities are generally referred to as "investment grade securities." Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P), and unrated securities of comparable quality (as determined by HIMCO or Wellington Management) are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories.

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                      HIGH YIELD-HIGH RISK DEBT SECURITIES

    The Capital Appreciation Fund, Advisers Fund and International Opportunities Fund may invest up to 5% of their assets and the International Advisers Fund may invest up to 15% of its assets in high yield debt securities (i.e., rated as low as "C" by Moody's or S&P, and unrated securities of comparable quality as determined by Wellington Management). The Bond Fund may invest up to 20% of its assets in securities rated in the highest level below investment grade ("Ba" by Moody's or "BB" by S&P) or if unrated, determined to be of comparable quality by HIMCO. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds". Each rating category has within it different gradations or sub-categories. If a Fund is authorized to invest in a certain rating category, the Fund is also permitted to invest in any of the sub-categories or gradations within that rating category. If a security is downgraded to a rating category which does not qualify for investment, HIMCO or Wellington Management will use its discretion on whether to hold or sell based upon its opinion on the best method to maximize value for shareholders over the long term. Securities in the rating categories below "Baa" as determined by Moody's and "BBB" as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities are set forth in Appendix A. High yield- high risk securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

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                  MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

    The Advisers Fund, International Advisers Fund, International Opportunities Fund, Bond Fund and Mortgage Securities Fund may invest in mortgage-backed securities and the Advisers Fund, International Advisers Fund, International Opportunities Fund, Bond Fund, Mortgage Securities Fund and Money Market Fund may invest in asset-backed securities. Mortgage-backed securities represent a participation in, or are secured by, mortgage loans and include securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in, or are collateralized by, mortgage-backed securities issued or guaranteed by the U.S. Government or one or its agencies or instrumentalities; or securities issued by private issuers that

22                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

represent an interest in or are collateralized by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements.

    Due to the risk of prepayment, especially when interest rates decline, mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates and, as a result, may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

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                               EQUITY SECURITIES

    All Funds except the Bond Fund, Mortgage Securities Fund, U.S. Government Money Market Fund and Money Market Fund may invest in equity securities including common stocks, preferred stocks, convertible preferred stock and rights to acquire such securities. In addition, these Funds may invest in securities such as bonds, debentures and corporate notes which are convertible into common stock at the option of the holder. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

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                        SMALL CAPITALIZATION SECURITIES

    All Funds except the Bond Fund, Mortgage Securities Fund, U.S. Government Money Market Fund and Money Market Fund may invest in equity securities (including securities issued in initial public offerings) of companies which have less than $2 billion in market capitalization ("Small Capitalization Securities"). Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources and may have less historical data with respect to operations and management. As a result, Small Capitalization Securities are often less marketable and experience a higher level of price volatility than securities of larger or more well-established companies. In addition, companies whose securities are offered in initial public offerings may be more dependant on a limited number of key employees. Because securities issued in initial public offerings are being offered to the public for the first time, the market for such securities may be inefficient and less liquid.

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                              NON-U.S. SECURITIES

    Under normal circumstances the International Opportunities Fund and International Advisers Fund intend to invest at least 65% of their assets in securities issued by non-U.S. companies ("non- U.S. securities"). In addition, the International Opportunities Fund and International Advisers Fund may invest in commingled pools offered by non-U.S. banks. Each other Fund, except the Mortgage Securities Fund and the U.S. Government Money Market Fund, is permitted to invest up to 20% of its assets, and the Money Market Fund is permitted to invest up to 25% of its assets, in non-U.S. securities. The Bond Fund intends to purchase securities denominated in U.S. dollars, or if not so denominated, to use currency transactions to reflect U.S. dollar valuation at the time of purchase or while the security is held by the Fund. Each Fund except the Bond Fund, U.S. Government Money Market Fund and Money Market Fund may invest in American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive non-U.S. securities. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

    When selecting non-U.S. securities HIMCO or Wellington Management will evaluate the economic and political climate and the principal securities markets of the country in which the company is located. Investing in non-U.S. securities involves considerations and potential risks not typically associated with investing in securities issued by U.S. companies. Less information may be available about  non-U.S.  companies  than about  U.S.  companies  and  non-U.S.
companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. securities are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. Although the International Opportunities Fund and International Advisers Fund will focus on companies that operate

HARTFORD MUTUAL FUNDS                                                         23
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in established markets, from time to time the Funds may invest up to 25% of their assets in companies located in emerging countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that are less liquid and trade a small number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. See the SAI for additional risk disclosure concerning non-U.S. securities.

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                             CURRENCY TRANSACTIONS

    Each Fund, except the Index Fund, Mortgage Securities Fund, U.S. Government Money Market Fund and Money Market Fund, may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency swaps, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon and exchange listed and OTC options on currencies.

    Forward currency contracts involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency swaps are agreements to exchange cash flows based on the notional difference between or among two or more currencies. See "Swap Agreements."

    The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate potential losses arising from fluctuations in the value of the Fund's underlying securities. Further, the Funds may enter into currency transactions only with counterparties that HIMCO or Wellington Management deem to be creditworthy.

    The Funds may also enter into options and futures contracts relative to foreign currency to hedge against fluctuations in foreign currency rates. See "Options and Futures Contracts" for a discussion of risk factors relating to foreign currency transactions including related options and futures contracts.

---------------------------------------------------
                         OPTIONS AND FUTURES CONTRACTS

    Each Fund, except the U.S. Government Money Market Fund and Money Market Fund, may employ certain hedging, income enhancement and risk management techniques involving options and futures contracts, though such techniques may also result in losses to the Fund. The Funds may write covered call options or purchase put and call options on individual securities, write covered put and call options and purchase put and call options on foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices.

    A Fund may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit.

    To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those non-hedging positions may not exceed 5% of the liquidation value of Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into.

    A Fund's use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on the ability of HIMCO or Wellington Management to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time,

24                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code"). See the SAI for additional information on options and futures contracts. Options and futures contracts are commonly known as "derivative" securities.

---------------------------------------------------
                                SWAP AGREEMENTS

    Each Fund, except the Index Fund, U.S. Government Money Market Fund and Money Market Fund, may enter into interest rate swaps, currency swaps and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

    In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Swap agreements are commonly known as "derivative" securities.

    The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of a Fund's portfolio securities and depends on HIMCO's or Wellington Management's ability to predict correctly the direction and degree of movement in interest rates. Although the Funds believe that the use of the hedging and risk management techniques described above will benefit the Funds, if HIMCO's or Wellington Management's judgment about the direction or extent of the movement in interest rates is incorrect, a Fund's overall performance would be worse than if it had not entered into any such transactions. These activities are commonly used when managing derivative investments.

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                              ILLIQUID SECURITIES

    Each Fund is permitted to invest in illiquid securities. The maximum percentage of illiquid securities which may be purchased by each Fund is 15% except for the U.S. Government Money Market Fund and Money Market Fund for which the limit is 10% of their net assets. "Illiquid Securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Each Fund may purchase certain restricted securities commonly known as Rule 144A securities that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines of the Board of Directors.

    Under current interpretations of the Securities and Exchange Commission ("SEC") staff, the following securities may be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

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                  WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

    Each Fund is permitted to purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While the Funds generally purchase securities on a when-issued basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date if HIMCO or Wellington Management deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price.

HARTFORD MUTUAL FUNDS                                                         25
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                           OTHER INVESTMENT COMPANIES

    Each Fund, except the Index Fund, U.S. Government Money Market Fund and Money Market Fund, is permitted to invest in other investment companies. Securities in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. A Fund will not purchase a security if, as a result, (1) more than 10% of the Fund's assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund or (3) more than 5% of the Fund's assets would be invested in any one such investment company.

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                          PORTFOLIO SECURITIES LENDING

    Each Fund may lend its portfolio securities to broker/ dealers and other institutions as a means of earning interest income. Delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities. A Fund may lend securities only if:
(1) the loan is fully secured by appropriate collateral at all times as determined by HL Advisors; and (2) the value of all loaned securities of the Fund is not more than 33 1/3% of the Fund's total assets.

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                               OTHER RISK FACTORS

    As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline.

    The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

    No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any investment company.

    There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of each Fund.

    In pursuit of a Fund's investment objective, HIMCO and Wellington Management attempt to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and Wellington Management attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO's or Wellington Management's success not only in selecting individual securities, but also in identifying the appropriate mix of securities consistent with a Fund's investment objective.

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                             INVESTMENT LIMITATIONS

    The Funds have adopted certain limitations in an attempt to reduce their exposure to specific situations. Some of these limitations are that each Fund will not:

(a) invest more than 25% of its assets in any one industry;

(b) borrow money, except from banks, and then only in amounts not exceeding 33 1/3% of the value of a Fund's total assets (although for purposes of this restriction reverse repurchase agreements are not considered borrowings, as a non-fundamental operating policy, each Fund will limit combined borrowings and reverse repurchase transactions to 33 1/3% of the value of a Fund's total assets);

(c) with respect to 75% of the value of each Fund's total assets, purchase the securities of any issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities) if:
    (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or
    (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    These investment restrictions are considered at the time investment securities are purchased. The limitations described above, except as noted under
(b), and those listed under Fundamental Restrictions of the Funds in the SAI, are considered fundamental and as such can only be changed with the approval of a majority of each Fund's shareholders.

26                                                         HARTFORD MUTUAL FUNDS
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                            MANAGEMENT OF THE FUNDS

    Each Fund's Board of Directors manages the business and affairs of that Fund and takes action on all matters not reserved for the shareholders, including the annual election of officers of the Fund who carry out all orders and resolutions of the Board of Directors and carry out functions relating to the day to day management of the affairs of the Fund.
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                              MANAGEMENT SERVICES

    HL Advisors serves as investment manager to each Fund pursuant to written agreements entered into between HL Advisors and each Fund. Pursuant to such agreements HL Advisors has overall investment supervisory responsibility for each Fund. In addition, Hartford Life Insurance Company ("Hartford Life"), an affiliate of HL Advisors, provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HL Advisors has contracted with Wellington Management for the provision of day to day investment management services to the Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund, Small Company Fund, Stock Fund, Advisers Fund, and International Advisers Fund. In addition, HL Advisors has contracted with HIMCO for the provision of day to day investment management and other services for the Bond Fund, Index Fund, Mortgage Securities Fund, U.S. Government Money Market Fund and Money Market Fund. Each Fund pays a fee to HL Advisors, a portion of which may be used to compensate Wellington Management or HIMCO.

    For services rendered to the Funds, HL Advisors charges a monthly fee based on the following annual rates as applied to the average of the calculated daily net asset value of the Funds.

 INDEX FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
All Assets                                       0.200%


MORTGAGE SECURITIES FUND, MONEY MARKET FUND AND U.S. GOVERNMENT MONEY MARKET
 FUND


NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
All Assets                                       0.250%


 BOND FUND AND STOCK FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.325%
Next $250,000,000                                0.300%
Next $500,000,000                                0.275%
Amount Over $1 Billion                           0.250%

CAPITAL APPRECIATION FUND, DIVIDEND AND GROWTH FUND, INTERNATIONAL OPPORTUNITIES
 FUND, SMALL COMPANY FUND, ADVISERS FUND AND INTERNATIONAL ADVISERS FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $250,000,000                               0.575%
Next $250,000,000                                0.525%
Next $500,000,000                                0.475%
Amount Over $1 Billion                           0.425%

    Under the terms of the Investment Management Agreements, HL Advisors, subject to the supervision of the Funds' Board of Directors, provides investment management supervision to each Fund in accordance with the Funds' investment objectives, policies and restrictions.

    For 1996, the management fees (advisory and administrative fees) for each Fund as a percentage of average net assets were as follows:

                                             % OF ASSETS
                                             -----------
Capital Appreciation Fund                          .63%
Dividend and Growth Fund                           .71%
Index Fund                                         .37%
International Opportunities Fund                   .69%
Small Company Fund1                                .58%
Stock Fund                                         .44%
Advisers Fund                                      .62%
International Advisers Fund                        .75%
Bond Fund                                          .49%
Mortgage Securities Fund                           .42%
Money Market Fund                                  .42%
U.S. Government Money Market Fund                  .42%

1 Portion of management fee waived in 1996

    HL Advisors, Hartford Plaza, Hartford, Connecticut 06115, is a wholly-owned subsidiary of Hartford Life and was organized under the laws of the State of Connecticut in 1981. A wholly-owned subsidiary of HL Investment Advisors, Hartford Investment Financial Services Company, serves as investment adviser to several other Hartford Life-sponsored funds which are also registered with the SEC. Hartford Life is a majority owned subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of The Hartford Financial Services Group, Inc.

    Certain officers of the Funds are also officers and/or directors of HL Advisors and HIMCO: Joseph H. Gareau is a

HARTFORD MUTUAL FUNDS                                                         27
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Director  and the  President of  HL Advisors  and HIMCO;  Andrew W.  Kohnke is a
Managing Director and a Director of HL Advisors and HIMCO; and C. Michael O'Halloran is a Director, Secretary and General Counsel of HL Advisors and HIMCO.

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                   INVESTMENT SUB-ADVISORY AND OTHER SERVICES

    Wellington Management serves as sub-adviser to the Capital Appreciation Fund, Dividend and Growth Fund, International Opportunities Fund, Small Company Fund, Stock Fund, Advisers Fund, and International Advisers Fund pursuant to written contracts entered into between HL Advisors and Wellington Management. In addition, HIMCO provides day-to-day investment management services to HL Advisors on behalf of the Index Fund, Mortgage Securities Fund, Bond Fund, U.S. Government Money Market Fund and HVA Money Market Fund pursuant to written agreements between HL Advisors and HIMCO.

    In connection with the services provided to the Funds, Wellington Management and HIMCO make all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of the Funds and to the general supervision of the Fund's Boards of Directors and HL Advisors) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, Wellington Management and HIMCO regularly furnish reports to the Fund's Boards of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    For services rendered to the Wellington Management-advised Funds, Wellington Management charges a quarterly fee to HL Advisors. The Funds do not pay Wellington Management's fee nor any part thereof, nor do the Funds have any obligation or responsibility to do so. Wellington Management's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund.

DIVIDEND AND GROWTH FUND, STOCK FUND AND
 ADVISERS FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.325%
Next $100,000,000                                0.250%
Next $350,000,000                                0.200%
Amount Over $500,000,000                         0.150%

CAPITAL APPRECIATION FUND, INTERNATIONAL OPPORTUNITIES FUND, SMALL COMPANY FUND
 AND INTERNATIONAL ADVISERS FUND

NET ASSET VALUE                              ANNUAL RATE
-------------------------------------------  -----------
First $50,000,000                                0.400%
Next $100,000,000                                0.300%
Next $350,000,000                                0.250%
Amount Over $500,000,000                         0.200%

    Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 1996, Wellington Management held discretionary management authority with respect to approximately $133 billion of client assets. Wellington Management, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

    HIMCO is a professional money management firm which provides services to investment companies, employee benefit plans and its affiliated insurance company accounts. HIMCO was incorporated in 1996 and is a wholly owned subsidiary of The Hartford. As a corporate affiliate of HL Advisors, HIMCO is reimbursed by HL Advisors for the costs it incurs in providing such services.

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                               PORTFOLIO MANAGERS

    Saul J. Pannell, Senior Vice President of Wellington Management, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with Wellington Management since 1979.

    Laurie A. Gabriel, CFA and Senior Vice President of Wellington Management, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined Wellington Management in 1976. She has been a quantitative research analyst with Wellington Management since 1986, and took on portfolio management responsibilities in 1987.

    The International Opportunities Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of Wellington Management. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining Wellington Management in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

28                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

    Kenneth L. Abrams, Senior Vice President of Wellington Management, serves as portfolio manager to the Small Company Fund. Mr. Abrams has been an emerging company research analyst with Wellington Management since 1986 and has been a portfolio manager with Wellington Management since 1990.

    Rand L. Alexander, Senior Vice President of Wellington Management, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with Wellington Management since 1990.

    Paul D. Kaplan, Senior Vice President of Wellington Management, serves as portfolio manager to the Advisers Fund. Mr. Kaplan manages the fixed income component of the Advisers Fund. He has been a portfolio manager with Wellington Management since 1982. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.

    The equity component of the International Advisers Fund is managed by Wellington Management's Global Equity Strategy Group, headed by Trond Skramstad. The debt component of the International Advisers Fund is managed by Robert Evans, Vice President of Wellington Management. Prior to joining Wellington Management as a portfolio manager in 1995, Mr. Evans was a Senior Global Fixed Income Portfolio Manager with Pacific Investment Management Company from 1991 through 1994, and in the Global Fixed Income Department of Lehman Brothers International in London, England and New York City, New York from 1985 through 1990.

    The Bond Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO, joined The Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to joining The Hartford, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. Ms. Granger holds a CFA and has over sixteen years of experience with fixed income investments.

    The Mortgage Securities Fund is managed by Timothy J. Wilhide. Mr. Wilhide is a Portfolio Manager and Senior Vice President of HIMCO. He has seventeen years of experience in the fixed income markets. Prior to joining The Hartford in June 1994, Mr. Wilhide was vice president and fixed income manager for J.P. Morgan & Co. He received his B.A. from Gannon University and his MBA from the University of Delaware.

---------------------------------------------------
                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if HIMCO and/or Wellington Management believe that such a disposition is in the Fund's best interest. For the fiscal year ended December 31, 1996, the portfolio turnover rate of each Fund was below 100% except for the Bond Fund and Mortgage Securities Fund which were 212% and 201% respectively. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial capital gains.

---------------------------------------------------
                             BROKERAGE COMMISSIONS

    Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through dealers who sell shares of the Fund. HIMCO or Wellington Management may also select an affiliated broker-dealer to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

---------------------------------------------------
                            ADMINISTRATIVE SERVICES
                                 FOR THE FUNDS

    An Administrative Services Agreement between each Fund and Hartford Life provides that Hartford Life will manage the business affairs and provide administrative services to each Fund. Under the terms of these Agreements, Hartford Life will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. Hartford Life has also agreed to arrange for the provision of additional services necessary for the proper operation of the Funds, although the Funds pay for these services directly. See "Expenses of the Funds." As compensation for the services to be performed by Hartford Life, each Fund pays to Hartford Life, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .175% of the average daily net assets of the Fund.

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                             EXPENSES OF THE FUNDS

    Each Fund assumes and pays the following costs and expenses: interest; taxes; brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and

HARTFORD MUTUAL FUNDS                                                         29
--------------------------------------------------------------------------------

state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by Hartford Life), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of Hartford Life or its affiliates; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest.

    The total expenses of each Fund including administrative and investment advisory fees for 1996 as a percentage of the Funds' average net assets were as follows:

                                             % OF ASSETS
                                             -----------
Capital Appreciation Fund                          .65%
Dividend and Growth Fund                           .73%
Index Fund                                         .39%
International Opportunities Fund                   .79%
Small Company Fund                                 .72%
Stock Fund                                         .46%
Advisers Fund                                      .63%
International Advisers Fund                        .96%
Bond Fund                                          .52%
Mortgage Securities Fund                           .45%
Money Market Fund                                  .44%
U.S. Government Money Market Fund                  .58%

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                              PERFORMANCE RELATED
                                  INFORMATION

    The Funds may advertise certain performance related information. Performance information about a Fund is based on the Fund's past performance only and is no indication of future performance.

    Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

    The U.S. Government Money Market Fund and the Money Market Fund may advertise yield and effective yield. The yield of each of those Funds is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period.

---------------------------------------------------
                                   DIVIDENDS

    The shareholders of each Fund shall be entitled to receive such dividends as may be declared by each Fund's Board of Directors, from time to time based upon the investment performance of the assets making up that Fund's portfolio. The policy with respect to each Fund, except the U.S. Government Money Market Fund and the Money Market Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The U.S. Government Money Market Fund and the Money Market Fund declare dividends on a daily basis and pay them monthly.

    Such dividends and distributions will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends and distributions in cash if requested. Such dividends and distributions will be in cash or in full or fractional shares of the Fund at net asset value.

---------------------------------------------------
                                DETERMINATION OF
                                NET ASSET VALUE

    The net asset value per share is determined for each Fund as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each regular business day (as previously defined) by dividing the value of the Fund's net assets by the number of shares outstanding. The assets of each Fund (except the money market funds) are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Directors believes accurately reflects fair value. The assets of the Money Market Fund and the U.S. Government Money Market Fund are valued at their amortized cost pursuant to procedures established by the Board of Directors. Foreign securities are valued on the basis of quotations from the

30                                                         HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are also valued at amortized cost, which approximates market value.

---------------------------------------------------
                            PURCHASE OF FUND SHARES

    Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of The Hartford Life Insurance Companies. Shares of the Funds are sold on a no-load basis at their net asset values. See "Determination of Net Asset Value" and "Sale and Redemption of Shares."

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although The Hartford Life Insurance Companies and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policy owners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policy owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of a Fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

---------------------------------------------------
                              SALE AND REDEMPTION
                                   OF SHARES

    The shares of each Fund are sold and redeemed by the Fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 2999, Hartford, CT 06104-2999. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the Funds. However, the right to redeem Fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays;
(2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or
(b) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (3) the SEC by order so permits for the protection of stockholders of the Funds.

---------------------------------------------------
                              FEDERAL INCOME TAXES

    Each Fund has elected and intends to qualify under Subchapter M of the Code. Each Fund intends to distribute all of its net income and gains to shareholders. Such distributions are taxable income and capital gains. Each Fund will inform shareholders of the amount and nature of such income and gains. Each Fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. Each Fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the Funds' shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate separate account prospectus.

    If eligible, each Fund may make an election to pass through to its shareholders, The Hartford Life Insurance Companies, a credit for any foreign taxes paid during the year. If such election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to The Hartford Life Insurance Companies. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to The Hartford Life Insurance Companies.

---------------------------------------------------
                          OWNERSHIP AND CAPITALIZATION
                                  OF THE FUNDS

-------------------------------- CAPITAL STOCK

    As of the date of this prospectus, the authorized capital stock of the Funds consisted of the following shares at a par value of $.10 per share: Capital Appreciation Fund, 2 billion; Dividend and Growth Fund, 2 billion; Index Fund, 1 billion; International Opportunities Fund, 1.5 billion; Small Company Fund, 750 million; Stock Fund, 2 billion; Advisers Fund, 5 billion; International Advisers Fund, 750 million; Bond Fund, 800 million; Mortgage Securities Fund, 800 million; Money Market Fund, 1.3 billion; and U.S. Government Money Market Fund, 100 million.

    As of December 31, 1996, HIMCO owned 3,000,000 shares (7.5%) of the Small Company Fund.

HARTFORD MUTUAL FUNDS                                                         31
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    At December 31, 1996, certain Hartford Life group pension contracts held direct interests in shares of the Funds as follows:

                                             SHARES         %
                                          ------------  ---------
Hartford Index Fund, Inc................    16,432,999      6.30%
Hartford Mortgage Securities Fund,
 Inc....................................    17,408,850      5.65%
Hartford Capital Appreciation Fund,
 Inc....................................    15,519,596      1.79%
Hartford International Opportunities
 Fund, Inc..............................     7,835,802      1.11%
Hartford Advisers Fund, Inc.............    18,752,510      0.69%
Hartford Dividend & Growth Fund, Inc....       443,556      0.08%
Hartford Small Company Fund, Inc........        28,535      0.07%
Hartford International Advisers Fund,
 Inc....................................        27,096      0.03%
Hartford Stock Fund, Inc................        92,167      0.01%
Hartford Bond Fund, Inc.................        47,060      0.01%
HVA Money Market Fund , Inc.............        31,633      0.01%

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                                     VOTING

    Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. With respect to the Funds' shares, issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, The Hartford Life Insurance
Companies shall be the shareholders of record. Each of The Hartford Life Insurance Companies will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC staff.

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                                  OTHER RIGHTS

    Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

---------------------------------------------------
                              GENERAL INFORMATION

--------------------------------
                            REPORTS TO SHAREHOLDERS

    The  Funds  will   issue  unaudited  semiannual   reports  showing   current
investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

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                            CUSTODIAN, TRANSFER AND
                           DIVIDEND DISBURSING AGENTS

    State Street Bank and Trust Company, Boston, Massachusetts, serves as custodian of the Funds' assets. Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999, serves as Transfer and Dividend Disbursing Agent for the Funds.

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                           PENDING LEGAL PROCEEDINGS

    As of the date of this Prospectus, there are no pending legal proceedings involving the Funds, HL Advisors, HIMCO or Wellington Management as a party.

---------------------------------------------------
                            REQUESTS FOR INFORMATION

    This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

    For additional information, write to "Hartford Family of Funds", c/o Individual Annuity Operations, P.O. Box 2999, Hartford, CT 06104-2999.

32                                                         HARTFORD MUTUAL FUNDS
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---------------------------------------------------
                                   APPENDIX A

    The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

---------------------------------------------------
                                RATING OF BONDS

    Moody's Investors Service, Inc. ("Moody's")

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

    Standard & Poor's Corporation ("Standard & Poor's")

    AAA -- Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

    A -- Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

    BBB -- Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

    BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

---------------------------------------------------
                           RATING OF COMMERCIAL PAPER

    Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical

HARTFORD MUTUAL FUNDS                                                         33
--------------------------------------------------------------------------------

rating organizations) rating services and will be an eligible security under Rule 2a-7.

    MOODY'S

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    - Leading market positions in well-established industries.

    - High rates of return on funds employed.

    - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

    STANDARD & POOR'S

    The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

    - Liquidity ratios are adequate to meet cash requirements.

    Liquidity ratios are basically as follows, broken down by the type of issuer:

    Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

    Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

    Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

    - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

    - The issuer has access to at least two additional channels of borrowing.

    - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

    - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

    - The reliability and quality of management are unquestioned.

34                                                         HARTFORD MUTUAL FUNDS
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---------------------------------------------------
                                   APPENDIX B

--------------------------------
                          CREDIT QUALITY DISTRIBUTION

 HARTFORD BOND FUND

    The average quality distribution of the portfolio of the Hartford Bond Fund during the year ended December 31, 1996 as assigned by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poors"), was as follows:

   QUALITY
DISTRIBUTION                      QUALITY
     AS                       DISTRIBUTION AS
 ASSIGNED BY   PERCENTAGE OF    ASSIGNED BY     PERCENTAGE OF
   MOODY'S       PORTFOLIO    STANDARD & POORS    PORTFOLIO
-------------  -------------  ----------------  -------------
     Aaa             52.4%          AAA               52.4%
     Aa               8.6%           AA                7.6%
      A               9.2%           A                13.1%
     Baa             12.6%          BBB               15.0%
     Ba              16.2%           BB                9.6%
      B               1.0%           B                 1.8%
   Unrated            0.0%        Unrated              0.6%
               -------------                    -------------
    Total           100.0%         Total             100.0%